FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC  20549

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report:  April 8, 1996
                        (Date of earliest event reported)



                          ANNTAYLOR STORES CORPORATION
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                       1-10738                  13-3499319
           --------                       -------                  ----------
(State or other                   (Commission File Number)   (IRS Employer
jurisdiction of incorporation)                               Identification No.)


142 West 57th Street
New York, New York 10019                                            10019

(Address of principal executive offices)                          (Zip code)


Registrant's telephone number, including area code:  (212) 541-3300

Item 5.  Other Events.
         ------------

          On April 8, 1996, AnnTaylor Stores Corporation, a Delaware corporation

(the "Company"), announced that it had entered into an Agreement in Principle

(the "Agreement in Principle") with Cygne Designs, Inc., a Delaware corporation

("Cygne"), regarding the proposed acquisition (the "Acquisition") by the Company of (i) Cygne's entire interest in the Company's direct sourcing joint venture with Cygne, known as CAT US, Inc. and C.A.T. (Far East) Limited, and (ii) the

assets (the "Assets") of Cygne's AnnTaylor Woven Division that are used for sourcing merchandise for Ann Taylor.

          As consideration for the Acquisition, the Company will issue to Cygne shares of common stock, par value $.0068 per share, of the Company (the "Common

Stock") having a market value of $36,000,000 (based on the market price during the ten trading days prior to closing, but in no event more than 2.5 million shares).  The Company also will pay to Cygne cash in an amount equal to the tangible net book value of the inventory and fixed assets included in the

Assets, less certain assumed liabilities.  In addition, as part of the transaction, the Company will assume the obligation to make payment to the

President of CAT of
certain amounts due under his existing employment agreement with CAT as a result of the Acquisition.

          Consummation of the Acquisition is subject to the negotiation and execution of a definitive stock and asset purchase agreement and the satisfaction of various conditions.  It is currently anticipated that the

Acquisition will close in July 1996, although there can be no assurance that the transaction will be consummated or that it will be consummated within the anticipated time frame.

          The Company also announced on April 8, 1996 the commencement of an offering under Rule 144A under the Securities Act of convertible trust originated preferred securities by AnnTaylor Finance Trust, a statutory business trust to be organized by the Company under the laws of the State of Delaware.

The convertible preferred securities will be convertible, at the option of the holder, into shares of the Company's common stock.  Consummation of the offering with proceeds of at least $75 million (before initial purchasers' discounts and commissions) is one of the conditions to the Acquisition.

          The information set forth above is qualified in its entirety by reference to a press release issued by the Company on April 8, 1996.  A copy of such release is at-
tached hereto as Exhibit 1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

     (a)  Financial statements of business acquired:
          -----------------------------------------

          Not applicable.

     (b)  Pro Forma financial information:
          -------------------------------

          Not applicable.

     (c)  Exhibits:
          --------

          1    Press release issued by the Company on April 8, 1996.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            ANNTAYLOR STORES CORPORATION


                            By: /s/ Paul E. Francis
                               -----------------------------------
                               Name:  Paul E. Francis
                               Title: Executive Vice President-
                                      Finance and Administration


Date:  April 8, 1996

                                  EXHIBIT INDEX
                                  -------------


               Exhibit                                  Sequential
               Number             Description           Page Number
               ------             -----------           -----------

                  1        Press release issued by
                           the Company on April 8,
                           1996